UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2008

SOLUTIA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-13255	43-1781797
(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760
(Address of principal executive offices)	(Zip Code)

(314) 674-1000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Segment Reporting

This Current Report on Form 8-K is being filed to recast information that was previously reported in the Annual Report on Form 10-K of Solutia Inc. (“Solutia”) for the year ended December 31, 2007, as amended by Form 10-K/A, filed on March 19, 2008, (the “2007 Form 10-K”) to reflect changes in Solutia’s segment reporting.

Prior to the first quarter of 2008, Solutia managed its businesses in the following four operating segments:  CPFilms, Other Performance Products (“OPP”), Rubber Chemicals and Integrated Nylon.  As allowed by SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, the CPFilms, OPP and Rubber Chemicals operating segments were aggregated into one reportable segment titled Performance Products.  In the first quarter of 2008, Solutia realigned the OPP operating segment whereby SAFLEX® is evaluated discretely by the chief operating decision maker, and the aviation and heat transfer products are combined with the Rubber Chemicals business and titled Technical Specialties, when reviewed by the chief operating decision maker.  In connection with this realignment, Solutia has ceased the aggregation of the above into the Performance Products reportable segment and reports the operating segments separately.  Therefore, beginning in the first quarter of 2008, Solutia reported its businesses consistent with its four operating segments:  SAFLEX®, CPFilms, Technical Specialties and Integrated Nylon.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports accounting changes such as those noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes.  Accordingly, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2007, to reflect the changes in segment reporting as described above.  The updates do not represent a restatement of previously issued financial statements.  The following recast information of Items of the 2007 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K which are incorporated herein by reference:

•	Item 1. Business

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Consolidated Financial Statements and Supplementary Data

Beneficial Ownership Table

This Current Report on Form 8-K is also being filed to update Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters in the 2007 Form 10-K to reflect, among other things, Solutia’s emergence from Chapter 11 proceedings and to describe the impact of Solutia's equity ownership on its agreements.  The update is reflected in Exhibit 99.5 to this Form 8-K which is incorporated herein by reference.

Forward Looking Statements

This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or “anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions.  These statements are based on management’s current expectations and assumptions about the industries in which Solutia operates.  Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to, those described in Solutia’s most recent Annual Report on Form 10-K, including under “Cautionary Statement About Forward Looking Statements”

and “Risk Factors,” and Solutia’s quarterly reports on Form 10-Q.  These reports can be accessed through the “Investors” section of Solutia’s website at www.solutia.com.  Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2007: Business
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2007: Consolidated Financial Statements and Supplementary Data
99.4	Supplemental Schedule II – Valuation and Qualifying Accounts for the years ended December 31, 2007, 2006 and 2005
99.5	Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLUTIA INC.
(Registrant)
/s/ Rosemary L. Klein
Senior Vice President, General Counsel and Secretary
Date: July 25, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2007: Business
99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2007: Consolidated Financial Statements and Supplementary Data
99.4	Supplemental Schedule II – Valuation and Qualifying Accounts for the years ended December 31, 2007, 2006 and 2005
99.5	Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters